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                            ADMINISTRATION AGREEMENT

                                      among

              INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST,
                                 SERIES 2006-H1,
                                    as Issuer

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                as Administrator

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                                       and

                               INDYMAC ABS, INC.,
                                  as Depositor

                           Dated as of March 31, 2006




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      This Administration Agreement (the "Agreement") is entered into as of
March 31, 2006, among INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2006-H1, a Delaware statutory trust (the "Issuer"), DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, not in its individual capacity but solely as administrator (the "Administrator"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee of the Issuer (the "Owner Trustee"), and INDYMAC ABS, INC., as depositor (the "Depositor").

      Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (each as defined herein) and the rules of construction contained in the Indenture shall apply hereto.

                                   WITNESSETH:

      WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) governed pursuant to an Amended and Restated Trust Agreement relating to the Issuer, dated as of March 31, 2006, among the Depositor, the Owner Trustee and the Administrator (the "Trust Agreement");

      WHEREAS, the Issuer will issue under an indenture its HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2006-H1 ASSET-BACKED NOTES, SERIES 2006-H1 Class A, Class M1 and Class M2 Notes (together, the "Notes") and, under the Trust Agreement, the Class B, Class L, Class P and Class R Certificates (the "Certificates" and collectively with the Notes, the "Securities");

      WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture dated as of March 1, 2006 (the "Indenture"), between the Issuer and Deutsche Bank National Trust Company, as indenture trustee (in such capacity, the "Indenture Trustee");

      WHEREAS, the Certificates will be issued pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Issuer;

      WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Sale and Servicing Agreement dated as of March 1, 2006, among the Issuer, as issuer, the Depositor, as seller, IndyMac Bank, F.S.B., as servicer (the "Servicer"), and the Indenture Trustee (the "Sale and Servicing Agreement"), (ii) the Letter of Representations dated March 31, 2006, among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company relating to the Notes (the "Depository Agreement") and (iii) the Indenture (the Sale and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement being hereinafter referred to collectively as the "Related Agreements");

      WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the undivided beneficial ownership interest in the Issuer represented by the Certificates;




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      WHEREAS, the Issuer desires to have the Administrator and the Depositor, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer or the Owner Trustee may from time to time request; and

      WHEREAS, the Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer or the Owner Trustee on the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      Section 1. Duties of the Administrator.

      (a) The Administrator agrees to perform all of the duties of the Issuer under the Depository Agreement. In addition to its duties performed under the Depository Agreement, the Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Trust Agreement, the Sale and Servicing Agreement and the Indenture (section references in parentheses are to sections of the Indenture):

            (i) causing the Note Registrar to keep the Note Register, appointing a successor upon the resignation of the Note Registrar, causing the Note Register to be kept if the Issuer assumes the duties of Note Registrar, and giving the Indenture Trustee and the Insurer notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

            (ii) execution of Definitive Notes in accordance with the instructions of any Clearing Agency, the duty to attempt to locate a qualified successor to the Clearing Agency, if necessary, and the preparation of written notice to the Indenture Trustee of termination of the book-entry system through the Clearing Agency (Section 2.12);

            (iii) causing the Note Registrar to maintain an office for registration of transfer or exchange of Notes (Section 3.02);

            (iv) preparing Issuer Orders required to appoint any Paying Agent, preparing written notices thereof to the Indenture Trustee and the Insurer and causing newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee and the Insurer the instruments specified in the Indenture regarding funds held in trust (Section 3.03);

            (v) preparing Issuer Orders required to direct the Paying Agent to pay to the Indenture Trustee all sums held in trust by the Paying Agent (Section 3.03);

            (vi) calculating accrual of original issue discount, the accrual of market discount, and the amortization of premium on the Notes and calculating the resulting withholding taxes (Section 3.03(v));

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            (vii) executing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments prepared by the Depositor and delivered to the Administrator for execution necessary to protect the Collateral (Section 3.05);

            (viii) upon written notice or actual knowledge thereof, delivering notice to the Indenture Trustee and each Rating Agency of each Rapid Amortization Event or Event of Servicer Termination under the Sale and Servicing Agreement and each default by the Servicer or the Depositor, as applicable, under the Sale and Servicing Agreement (Section 3.19);

            (ix) upon the request of the Indenture Trustee, executing and delivering such further instruments and doing such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture (Section 3.20);

            (x) delivering to each Rating Agency a notice of satisfaction and discharge of the Indenture (Section 4.01);

            (xi) furnishing the Indenture Trustee with the names and addresses of Holders of Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

            (xii) permitting the inspection of the Issuer's books to the extent such books are maintained by the Administrator (Section 11.17); and

            (xiii) any other duties expressly required to be performed by the Administrator under the Indenture or the Trust Agreement.

      (b) The Administrator shall perform, or cause to be performed on behalf of the Issuer, any duties expressly required to be performed by it under the Trust Agreement, including its duties as the Certificate Paying Agent and the Certificate Registrar.

      (c) The Administrator shall perform the duties of the Indenture Trustee specified in Section 5.05 of the Sale and Servicing Agreement required to be performed in connection with the Note Account.

      (d) The Administrator shall (i) prepare all necessary UCC-3 financing statements for the purpose of continuing or amending the UCC-1 financing statements relating to IndyMac Bank, FSB ("IndyMac"), the Depositor and the Issuer, each naming the appropriate party as debtor and the appropriate party as secured party, as are required and for as long as this Agreement and the Indenture remain outstanding, (ii) submit any such UCC-3 financing statements to the proper parties for execution and (iii) file such UCC-3 financing statements in a timely manner.

      (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in

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accordance with any directions received from the Issuer and shall be, in the
Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

      In carrying out the foregoing duties, the Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to compensation, reimbursement and indemnification.

      The Administrator, in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the Certificateholders of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholders and (iii) any other notice required to be given to the Certificateholders by the Owner Trustee under the Trust Agreement.

      Section 2. Duties of the Depositor With Respect to the Indenture.

      (a) The Depositor shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Sale and Servicing Agreement and the Indenture (section references in parentheses are to sections of the Indenture):

            (i) consulting with the Owner Trustee regarding the duties of the Issuer under the Sale and Servicing Agreement and the Indenture, and monitoring the performance of the Issuer and notifying the Owner Trustee when action is necessary to comply with the Issuer's duties under the Sale and Servicing Agreement and the Indenture;

            (ii) causing the preparation of the Notes for execution by the Owner Trustee upon their issuance and upon the registration of any transfer or exchange of the Notes (Sections 2.02, 2.04 and 2.05);

            (iii) causing the preparation of an Issuer Order and related documents for authentication of the Notes, executing such Issuer Order on behalf of the Issuer and causing delivery of the same to the Indenture Trustee (Section 2.02);

            (iv) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04).

            (v) causing the preparation of any financing statements, continuation statements, instruments of further assurance and other instruments necessary to protect the Collateral (Section 3.05);

            (vi) the monitoring of the Issuer's compliance with its negative covenants (Sections 3.08, 3.12. 3.13. 3.15, 3.16 and 3.18);

            (vii) preparing the annual Officer's Certificate (and executing the same on behalf of the Issuer) regarding the Issuer's compliance with the terms Indenture (Section 3.09);

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            (viii) delivering notice to the Indenture Trustee and each Rating
      Agency of each Rapid Amortization Event and/or Event of Servicing Termination (Section 3.19);

            (ix) causing the preparation of an Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of the Opinion of Counsel with respect to any request by the Issuer to the Indenture Trustee to take any action under the Indenture (Sections 4.01 and 11.01);

            (x) removing the Indenture Trustee for cause, appointing a successor Indenture Trustee, if necessary obtaining the approval thereof by the Insurer and, if necessary, petitioning a court of competent jurisdiction for the appointment of a successor Indenture Trustee (Section 6.08);

            (xi) filing with the Indenture Trustee and the Commission and providing a copy to the Insurer any additional information, documents and reports and supplying the Indenture Trustee summaries of such additional information, documents and reports (Section 7.03);

            (xii) notifying the Indenture Trustee if and when the Notes are listed on any securities exchange (Section 7.04);

            (xiii) causing the preparation of an Issuer Request and Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel, if necessary, for the release of the Collateral, as defined in the Indenture (Section 8.04);

            (xiv) causing the preparation of Issuer Orders (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and, if necessary, the mailing to the Noteholders of notices with respect to their consent to such supplemental indentures (Sections 9.01, 9.02, 9.03 and 9.07);

            (xv) causing the preparation of Issuer Orders (and accounting the same on behalf of the Issuer) and obtaining Opinions of Counsel with respect to requests for action by Indenture Trustee (Section 11.01); and

            (xvi) effecting a recording of the Indenture and obtaining an Opinion of Counsel (Section 11.14).

      (b) The Depositor will indemnify the Owner Trustee and the Administrator, and their respective agents for, and hold them harmless against, any losses, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement or this Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement or this Agreement.

      (c) In addition to the duties of the Depositor set forth above, the Depositor shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of

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all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

      Section 3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

      Section 4. Compensation. The Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Administrator and the Depositor. The fees of the attorneys delivering any Opinion of Counsel, and any other amounts of out-of-pocket expenses reasonably incurred by the Administrator pursuant to this Agreement shall be paid by the Depositor, which, by its execution hereof, agree to pay such reasonable fees and expenses to the Administrator.

      Section 5. Additional Information to be Furnished to the Issuer. The Depositor shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

      Section 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

      Section 7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator or the Depositor, respectively, and either of the Issuer or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

      Section 8. Other Activities of Administrator and the Depositor. Nothing herein shall prevent the Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

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      Section 9. Term of Agreement; Resignation and Removal of Administrator.

      (a) This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

      (b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

      (c) Subject to Sections 9(e) and 9(f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

      (d) Subject to Sections 9(e) and 9(f), the Issuer may remove the Administrator immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

            (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

            (ii) a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Administrator's affairs; or

            (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

      The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

      (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer in accordance with the Trust Agreement and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

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      If a successor Administrator does not take office within 60 days after the retiring Administrator resigns or is removed, the resigning or removed Administrator or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Administrator.

      (f) The appointment of any successor Administrator shall be effective only after receipt of a letter from each Rating Agency to the effect that such proposed appointment will not cause a reduction or withdrawal of the then current ratings of the Notes.

      (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Indenture Trustee pursuant to Section 6.08 of the Indenture, the Administrator shall immediately resign and such successor Indenture Trustee shall automatically become the Administrator under this Agreement. Any such successor Indenture Trustee shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Indenture Trustee.

      Section 10. Action upon Termination, Resignation or Removal of the Administrator. Promptly upon the effective date of termination of this Agreement or the resignation or removal of the Administrator pursuant to Section 9, the Administrator shall be entitled to be paid all fees and reimbursable expenses, including any reasonable out-of-pocket attorneys' fees, accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9 deliver to the successor Administrator all property and documents of or relating to the Collateral then in the custody of the Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or removal of the Administrator pursuant to Section 9, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

      Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

      (a)   if to the Issuer, to:

            IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1 c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890-0001
            Telephone: 302-651-1000
            Facsimile:  302-636-4140

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       (b)  if to the Administrator, to:

            Deutsche Bank National Trust Company
            1761 East St. Andrew Place
            Santa Ana, California 92705
            Attention:  Trust Administration IN06H1
            Telephone:  (800) 735-7777
            Facsimile: [_________]

      (c)   if to the Owner Trustee, to:

            Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890-0001
            Telephone: 302-651-1000
            Facsimile:  302-636-4140

      (d)   if to the Depositor, to:

            IndyMac ABS, Inc.
            155 North Lake Avenue
            Pasadena, California 91101
            Attention:  Treasurer
            Fax:  (626) 535-7998

      or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

      Section 12. Amendments.

      (a) This Agreement may be amended from time to time by the parties hereto, without notice to or the consent of any of the Holders of the Notes or the Certificates, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuer or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or
(iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code. No such amendment effected pursuant to clause (iii) of the preceding sentence shall, as evidenced by an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust), adversely affect the tax status of the REMICs created by the Trust Agreement, nor shall such amendment adversely affect in any material respect the interests of any Holder or the Insurer. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Administrator may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is

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permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder and the opinion to such effect will not be required to be given, if the Administrator receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Notes without taking into account the Policy.

      (b) This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of not less than 66-2/3% of the Note Principal Amount of each Class of Notes, the Insurer (so long as the Class A Notes are Outstanding) and of the Holders of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral or payments or distributions, as applicable, that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Class Principal Amount of the Notes required to consent to any such amendment, in the case of clause (i) without the consent of the Holders of all the outstanding Notes and the Certificates, and in the case of clause (ii) without the consent of the Holders of all the outstanding Notes. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of Book-Entry Notes, the related Note Owners.

      (c) Promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Holder, the Depositor and to each Rating Agency.

      (d) It shall not be necessary for the consent of Holders under this
Section 12 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Administrator may prescribe.

      (e) The Owner Trustee may, but shall not be obligated to, enter into any amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

      Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor, and the Rating Agency Condition in respect thereof has been satisfied. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

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      Section 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 15. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

      Section 16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

      Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 18. Not Applicable to Deutsche Bank National Trust Company in Other Capacities. Nothing in this Agreement shall affect any obligation Deutsche Bank National Trust Company may have in any other capacity.

      Section 19. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      Section 20. Limitation of Liability of the Administrator; Indemnification. Notwithstanding anything herein to the contrary, this Agreement has been countersigned by Deutsche Bank National Trust Company not in its individual capacity but solely in its capacity as Administrator and in no event shall the Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. The Depositor hereby agrees to indemnify the Administrator, the Certificate Paying Agent, the Certificate Registrar and the Securities Intermediary against any and all loss, liability or expense (including attorney's fees) incurred by any of them in connection with the performance of their respective duties under the Related Agreements. The Administrator, the Certificate Paying Agent, the Certificate Registrar and the Securities Intermediary shall notify each of the Issuer and the Depositor (collectively the "Indemnifying Parties") promptly of any claim for which it may seek indemnity. Failure by any such party to so notify the Indemnifying Parties shall not

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relieve the Indemnifying Parties of their obligations hereunder. The
Indemnifying Parties shall defend any such claim, and the Administrator, the Certificate Paying Agent and the Securities Intermediary may have separate counsel and the Indemnifying Parties shall pay the fees and expenses of such counsel. The Indemnifying Parties need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Administrator, the Certificate Paying Agent, the Certificate Registrar or the Securities Intermediary to the extent attributable to any such party's own willful misconduct, negligence or bad faith.

      Each of such parties shall be third-party beneficiaries of this Section 20 and shall be entitled to rely upon and to directly enforce this Section. The payment and indemnification obligations of the Indemnifying Parties under the Related Agreements shall survive the resignation or removal of either of such parties and the termination of this Agreement and the Related Agreements.

      Section 21. Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of Holders of the Securities as well as for the benefit of the Insurer and the Issuer, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee, the Insurer and the Issuer.

      Section 22. Bankruptcy Matters. No party to this Agreement shall take any action to cause the Depositor or the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuer, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuer or of all or any substantial part of the properties and assets of the Depositor or the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Depositor or the Issuer, or take any action in furtherance of any of the above actions.

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                  INDYMAC HOME EQUITY MORTGAGE LOAN
                  ASSET-BACKED TRUST, SERIES 2006-H1

                  By: WILMINGTON TRUST COMPANY,
                      not in its individual capacity
                      but solely as Owner Trustee

                  By: /s/ W. Chris Sponenberg
                      _______________________________________________________
                      Name: W. Chris Sponenberg
                      Title: Vice President

                  DEUTSCHE BANK NATIONAL TRUST COMPANY,
                  not in its individual capacity but solely as Administrator

                  By: /s/ Amy Stoddard
                      _______________________________________________________
                      Name: Amy Stoddard
                      Title: Authorized Signer

                  WILMINGTON TRUST COMPANY,
                  not in its individual capacity but solely as Owner Trustee

                  By: /s/ W. Chris Sponenberg
                      _______________________________________________________
                      Name: W. Chris Sponenberg
                      Title: Vice President

                  INDYMAC ABS, INC.,
                  as Depositor

                  By: /s/ Andy Sciandra
                      _______________________________________________________
                      Name: Andy Sciandra
                      Title: Senior Vice President, Secondary Marketing